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                                                                  EXHIBIT 10.7.6



           AMENDED AND RESTATED TANTAU SOFTWARE, INC. 1999 STOCK PLAN

           VERSION APPLICABLE TO GRANTS MADE PRIOR TO JANUARY 1, 2001

         The Tantau Software, Inc. 1999 Stock Plan (the "Plan") is hereby amended and restated with respect to all currently outstanding options and options granted prior to November 20, 2000 under the Plan as follows:

1. PURPOSES OF THE PLAN. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

2. DEFINITIONS. As used herein, the following definitions shall apply:

   (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

   (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U.S. and Canadian state corporate laws, U.S. and Canadian federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Options or will be granted under the Plan.

   (c) "BOARD" means the Board of Directors of the Company.

   (d) "CODE" means the Internal Revenue Code of 1986, as amended.

   (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

   (f) "COMPANY" means 724 Solutions Inc., a corporation amalgamated under the BUSINESS CORPORATIONS ACT of the Province of Ontario, Canada.

   (g) "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

   (h) "DIRECTOR" means a member of the Board of Directors of the Company.

   (i) "DISABILITY" means total and permanent disability as defined in Section 22(e)(3) of the Code.

   (j) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick


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                                     - 2 -



leave, military leave, or any other leave of absence approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

   (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

   (l) "FAIR MARKET VALUE" means, as of any date, the value of the Shares determined as follows:

       (i) If the Shares are listed on any established stock exchange or national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

       (ii) If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Shares on the last market trading day prior to the day of determination; or

       (iii) In the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator.

   (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

   (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to quality as an Incentive Stock Option.

   (o) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

   (p) "OPTION" means a stock option granted pursuant to the Plan.

   (q) "OPTION AGREEMENT" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

   (r) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.


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                                     - 3 -


   (s) "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

   (t) "PARENT" means a "parent corporation" whether now or hereafter existing, as defined in Section 424(e) of the Code.

   (u) "PLAN" means this 1999 Stock Plan as amended and restated.

   (v) "SERVICE PROVIDER" means an Employee, Director or Consultant.

   (w) "SHARE" means a common share of the Company, as adjusted in accordance with Section 11 below.

   (x) "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

  3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 10,925,000 Shares.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

  4. ADMINISTRATION OF THE PLAN.

     (a) ADMINISTRATOR. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

     (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

         (i)      to determine the Fair Market Value;

         (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

         (iii) to determine the number of Shares to be covered by each such award granted hereunder;


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         (iv)     to approve forms of agreement for use under the Plan;

         (v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

         (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of the Shares;

         (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option has declined since the date the Option was granted;

         (viii)   to initiate an Option Exchange Program;

         (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

         (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

         (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

   (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

  5. ELIGIBILITY.

     (a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options maybe granted only to Employees.

     (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The


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                                     - 5 -


Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time with or without cause.

  6. TERM OF PLAN. Subject to Section 18 below, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten
(10) years unless sooner terminated under Section 14 of the Plan.

  7. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of Shares of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

  8. OPTION EXERCISE PRICE AND CONSIDERATION.

     (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

         (i)  In the case of an Incentive Stock Option

              (A) granted to an Employee who, at the time of grant of such Option, owns Shares representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (ii) In the case of a Nonstatutory Stock Option

              (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of Shares of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

              (B) granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Pair Market Value per Share on the date of grant.


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                                     - 6 -


         (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

     (b) Such consideration may consist of (1) cash; (2) certified, bank or cashiers check; (3) money order (4) subject to the prior consent of the Board or the Committee, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise), such Shares to have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which such Option shall be exercised (but only to the extent that such exercise would not result in a compensation charge for financial reporting purposes with respect to the Shares used to pay the exercise price, unless otherwise determined by the Administrator); (5) subject to the prior consent of the Board or the Committee, payment through a broker-dealer sale and remittance procedure (including, if approved by the Administrator and subject to regulatory approval, a loan facility to be provided by the Company) pursuant to which an Optionee: (x) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Shares; and (y) shall provide written directions to the Company to deliver the certificates for the Shares directly to such brokerage firm in order to complete the sale transaction; or
(6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may reasonably be expected to benefit the Company.

  9. EXERCISE OF OPTION.

     (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER.

         (i) Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder to Officers and Directors shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

         (ii) An Option shall be deemed exercised when the Company receives: (A) written or electronic notice of exercise (in accordance with the Option Agreement and in a form approved by the Administrator from time to time in its sole discretion) from the person entitled to exercise the Option, and (B) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.

         (iii) Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee and approved by the Administrator in its sole discretion in accordance with Applicable Laws, in the name of the Optionee and his or her spouse.


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                                     - 7 -


         (iv) Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.

         (v) No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

         (vi) Any right of first refusal (but not the repurchase option applicable to unvested Shares) in favor of the Company upon exercise of an Option or with respect to any Shares issued under the Plan shall lapse if the Company or any successor in interest to the Company is listed on a national securities exchange or national market system.

         (vii) Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

   (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty
(30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for 90 days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the invested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

   In the event an Optionee ceases to be an Employee but remains a Service Provider, such Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date 91 days following such change of status.

   (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least 180 days) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable to the extent the Option is vested on the date of termination for 365 days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.


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                                     - 8 -


   (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (of at least 180 days) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable to the extent the Option is vested on the date of termination for 365 days following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

   (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  10. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

  11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

     (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

   (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall


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                                     - 9 -


lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or will terminate immediately prior to the consummation of such proposed action.

   (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation which does not constitute a "Change of Control" (as defined in Section 12), or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Shares, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common shares of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

  12. VESTING ACCELERATION ON CHANGE OF CONTROL.

     (a) VESTING ACCELERATION. In the event of a "Change of Control," (i) all of the Optionee's rights to purchase Shares under all stock option agreements with the Company pursuant to the Plan shall be automatically vested in their entirety on an accelerated basis and be fully exercisable, and (ii) all of the Company's rights to repurchase unvested stock under all restricted stock purchase agreements pursuant to the Plan with the Optionee shall lapse in their entirety on an accelerated basis:

         (i) as of the date immediately preceding such "Change of Control" in the event any such stock option agreement or restricted stock purchase agreement is or will be terminated or canceled (except by mutual consent) or any successor to the Company fails to assume and agree to perform the Company's obligations under all such stock option agreements and restricted stock purchase agreements; or

         (ii) as of the date immediately preceding such "Change of Control" in the event the Optionee does not or will not receive upon exercise of the Optionee's stock purchase rights under any such stock option agreement or in exchange. for the Optionee's restricted stock acquired pursuant to any such restricted stock purchase agreement the same


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                                     - 10 -


identical securities and/or other consideration as is received by all other stockholders in any merger, consolidation, sale, exchange or similar transaction occurring upon or after such "Change of Control"; or

         (iii) as of the date immediately preceding any "Involuntary Termination" of the Optionee occurring upon or after any such "Change of Control"; or

         (iv) as of the first anniversary of the date of the first such "Change of Control," provided that the Optionee shall not have voluntarily terminated Optionee's employment with the Company prior to the end of such year;

whichever shall first occur (all quoted terms as defined below).

   (b) CHANGE OF CONTROL. "Change of Control" means the Occurrence of any of the following events:

         (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than Austin Ventures VI, L.P. or an affiliated fund, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or

         (ii) A change in the composition of the Board of Directors of the Company as a result of which fewer than a majority of the directors are "Incumbent Directors." "Incumbent Directors" shall mean directors who either (A) are directors of the Company as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for election as a director without objection to such nomination) of at least three-quarters of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors of the Company); or

         (iii) The shareholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or such surviving entity's parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or such surviving entity's parent outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

   (c) INVOLUNTARY TERMINATION. "Involuntary Termination" shall mean (i) a termination by the Company of the Optionee's employment with the Company other than for Cause; (ii) a material reduction of or variation in the Optionee's duties, authority or responsibilities, relative to the Optionee's duties, authority or responsibilities as in effect


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                                     - 11 -


immediately prior to such reduction or variation; (iii) a reduction by the Company in the base salary of the Optionee as in effect immediately prior to such reduction; (iv) a material reduction by the Company in the kind or level of employee benefits, including bonuses, to which the Optionee was entitled immediately prior to such reduction) with the result that the Optionee's overall benefits package is materially reduced; or (v) the relocation of the Optionee to a facility or a location more than thirty (30) miles from the Optionee's then present location.

   (d) CAUSE. "Cause" shall mean (i) any willful act of personal dishonesty, fraud or misrepresentation taken by the Optionee in connection with his or her responsibilities as an employee which was intended to result in substantial gain or personal enrichment of the Optionee at the expense of the Company and was materially and demonstrably injurious to the Company; (ii) the Optionee's conviction of a felony on account of any act which was materially and demonstrably injurious to the Company; or (iii) the Optionee's willful and continued failure to substantially perform his or her principal duties and obligations of employment (other than any such failure resulting from incapacity due to physical or mental illness), which failure is not remedied in a reasonable period of time after receipt of written notice from the Company. For the purposes of this Section 13(d), no act or failure to act shall be considered "willful" unless done or omitted to be done in bad faith and without reasonable belief that the act or omission was in or not opposed to the best interests of the Company.

   (e) VOLUNTARY RESIGNATION: TERMINATION FOR CAUSE. If the Optionee's continuous status as an employee of the Company terminates by reason of the Optionee's voluntary resignation (and not Involuntary Termination) or if the Optionee's continuous status as an employee of the Company is terminated for Cause, in either case prior to such time as accelerated vesting occurs as provided in Section 13(a) hereof, then the Optionee shall not be entitled to receive accelerated vesting under Section 13(a) hereof.

  13. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

  14. AMENDMENT AND TERMINATION OF THE PLAN.

      (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

      (b) STOCKHOLDER APPROVAL. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.


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                                     - 12 -



  15.    CONDITIONS UPON ISSUANCE OF SHARES.

         (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company) such a representation is required.

  16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder) shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  18. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

  19. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquire Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.